Exhibit 99.1
INVESTOR RELATIONS PRESENTATION Results through September 30, 2023

Please be aware that statements included in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward-looking statements are the following: Fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission. Non-GAAP Financial Information: This presentation includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Management uses Adjusted EBITDA and return on invested capital, non-GAAP financial measures, in order to evaluate historical and ongoing operations. Management believes that these non-GAAP financial measures are useful in order to enable investors to perform meaningful comparisons of historical and current performance. These non-GAAP financial measures are intended to supplement and should be read together with the financial results. These non-GAAP financial measures should not be considered an alternative or substitute for, and should not be considered superior to, the reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP financial measures. This presentation is the property of UFP Industries, Inc. Any redistribution, retransmission, or reprinting of this presentation in any form without the express written consent of UFP Industries is strictly prohibited. UFP INDUSTRIES, INC. 2

The operating segments of UFP Industries – UFP Packaging, UFP Construction and UFP Retail Solutions – manufacture and sell a wide variety of value-added products used in residential and commercial construction, outdoor living, packaging and other industrial applications worldwide. NO MISSION STATEMENT. JUST PEOPLE ON A MISSION.™ 3

15,000+ Employees worldwide 222 Facilities worldwide 1955 Founded in Grand Rapids, MI $7.6B Q3 2023 TTM Net Sales 41% 30% 25% 4% Based on Q3 2023 TTM Net Sales $3.1B Big box, independents, & buying co-ops $1.9B Industrial manufacturers, OEM’s, agricultural and logistics UFP AT A GLANCE $2.3B Single-, multi-family and factory-built housing, commercial, concrete formers $0.3B Overseas trading with manufacturing and design assets in eight countries offering packaging solutions $857.1M Q3 2023 TTM Adjusted EBITDA Business segments and markets

WHERE WE ARE 197 2 4 1 1 9 1 5 222 Locations 9 Countries 5 2

Drive operational excellence throughout the enterprise Cultivate a unique, rewarding culture throughout the UFP family of companies Provide significant opportunity for professional and personal growth Support communities in which we operate Supply exceptional products from sustainable sources Maintain inclusive, safe working environments Attract and retain diverse top-shelf talent Operate with a focus on energy efficiency and lean manufacturing Deliver Consistent, positive financial results to our shareholders We believe profitability, asset values and shareholder return are optimized by acting responsibly, and that our investors experience higher sustainable returns when we support our customers, employees and communities. Our views on ESG and maintaining a sustainable enterprise can be found here. SUSTAINABILITY CONTINUUM 6

BUSINESS MODEL PROVIDES SUSTAINABLE COMPETITIVE ADVANTAGES

Scale through Diversification

As North America's largest buyer of softwood lumber, UFP owns scale advantage in sourcing and in serving the three largest softwood end markets – residential construction, retail building products and industrial packaging.

RESULT:

- Hedge against cyclicality and customer concentration
- Advantages in procurement and product mix diversification
- Risk mitigation, including against lumber market volatility.

Incentives Aligned With Shareholders

Each of our 222 operations is a profit center, managed by people who are required to own stock, and are compensated on a combination of pre-bonus operating profit and return on investment.

RESULT:

- Entrepreneurial spirit
- Efficient capital allocation
- High ROIC
- Consistently strong balance sheet

Commitment To Innovation

While in its early stages, a strategic and growing focus on innovation has brought the company and its customers a steady stream of new products and services.

RESULT:

- Robust pipeline of new products, averaging 9% of sales since 2019
- New customers and markets
- Higher EBITDA margins

Culture

Teamwork, accountability, devotion to the customer and internal competition create a results-driven culture that drives personal and profession growth throughout the organization.

RESULT:

- 67 straight years of profitability
- Average tenure of 22.3 years for our 65 most senior executives.

Structure

In 2020 the company created a new operating structure based on management of market segments rather than geography, bringing greater focus.

RESULT:

Improved performance from

- Greater alignment with customers
- Quicker introduction of new, value-added products
- Better, more rapid decision making

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RETAIL Market demand flat to slightly down based on: • Same-store sales growth of Big Box • Home remodeling activity PACKAGING Industrial production slightly down based on: • Purchasing Managers Index (PMI) • Durable goods manufacturing • U.S. real GDP CONSTRUCTION 10%-12% YoY decline in housing starts and 21% Y0Y decrease in manufactured home shipments in 2023 based on: • Consensus estimates • The National Association of Home Builders MARGINS We believe our consolidated annual decremental operating margin is in a range of 11-14% of net sales. • Packaging in a range of 24-27% • Construction in a range of 14-17% • Retail is anticipated to see an improvement in operating profits in 2023 SHORT-TERM FORWARD OUTLOOK CAPITAL ALLOCATION  A quarterly cash dividend of $0.30 per share, a 20% increase from the prior year.  On July 26, 2023, our board authorized the repurchase of up to $200 million worth of shares of outstanding stock through July 31, 2024.  Capital expenditures of $175-$200 million.  We continue to pursue a healthy pipeline of strategic acquisition opportunities. 8

Annual unit sales growth of 5-7% including small acquisitions Minimum 10% adjusted EBITDA margin Earn incremental return on new investment greater than WACC Maintain a conservative capital structure LONG-TERM FINANCIAL GOALS 9

2013 31% 69% 36% 64% 40% 60% 37% 63% 32% 68% Value-added as a percent of sales .. VALUE ADDED SALES Commodity Value-added 2019 2020 2021 2022 Q3 2023 TTM Improved mix raises EBITDA margins and contributes to long-term financial goals.

New Products INNOVATION AND NEW PRODUCTS 10% 10% 8% 10% 9% 2019 2020 2021 2022 Q3 2023 TTM % of Net Sales 4% *New product sales that were excluded because they no longer meet our definition of new products, which are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing. Sunset Sales* 11 New products and processes raise EBITDA margins and contribute to long-term financial goals. 3%

• Create alternative product lines in close adjacencies to our current business • Address a shortage of skilled labor The company is making investments to Commitment to innovation moves the company steadily up the value chain. INNOVATION AND NEW PRODUCTS In 2022 we launched our Innovation Accelerator to: Bring new products and services to market faster Spur internal growth in new capabilities, products and processes Drive faster scale and synergy through rapid iteration In 2023 we started the UFP Venture Fund to: Spur external growth through late-stage development and early-stage commercialization opportunities Empower entrepreneurs to build businesses, services, and products that can transform our industry Commit an investment of $100 million over 5 years to meet our development goals UFP VENTURE FUND 12 • Develop value-added use of manufacturing residuals • Enhance our supply chains

BUSINESS SEGMENTS Commodity 50% Value Added 50% Commodity 23% Value Added 77% Commodity 17% Value Added 83% ProWood Group $2.7 Billion Deckorators $317 Million UFP Edge $97 Million Structural Packaging $1.3 Billion PalletOne $557 Million Protective Packaging Solutions $78 Million Site Built $1.0 Billion Factory Built $743 Million Commercial $288 Million Concrete Forming Solutions $216 Million $3.1B $1.9B $2.3B TTM Net Sales TTM Net Sales TTM Net Sales 13 New products 10% of net sales New products 15% of net sales New products 5% of net sales

Outdoor lifestyle products including wood and vinyl fencing, landscape and garden décor, picnic tables, pergolas, trellises and more Premium siding, pattern, trim; interior accent wall products Pressure-treated decking, timbers, panels and construction materials, including fire-retardant The industry’s leading innovator of composite decking, railing and accessories* On-trend brands to all major building products retailers, backed by best-in-class in-store and e-commerce support *Sales mix is 64% to Big Box customers and 36% to one- and two-step distribution as of FY 2022. ProWoodLumber.com OutdoorEssentialProducts.com Deckorators.com UFPEdge.com PROWOOD GROUP

Innovative packaging solutions and components backed by a global manufacturing footprint and the industry’s leading engineering, design, and integrated service teams STRUCTURAL PACKAGING Wood, steel, foam and corrugated for mixed material crates and specialty containers; hard cases, lumber processing, logistics solutions and onsite packaging services PALLETONE Machine-built pallets; design, engineering and testing PROTECTIVE PACKAGING SOLUTIONS Corrugated conversion, stretch/shrink films, labels, strapping, hardware and software solutions for all industries

Floor, wall and roof panels, cabinet components, countertops and milled components for modular and manufactured homes; Components for RV/cargo trailer and mobile offices. Offsite prefabrication of value-add formwork, aluminum horizontal shoring and vertical forming solutions for use in infrastructure; elevated structural concrete construction projects. Roof trusses, wall panels, floor systems and framing services for residential and light commercial builders. Sales are approx. 70% single family, 30% multifamily. Turnkey project management of consumer environment and architectural interiors; design, development, engineering, manufacturing, assembly, distribution and installation. Single-source designer and manufacturer of building components, concrete forms, framing, exterior and interior finishing programs to make building processes run at maximum efficiency IDXCorporation.com questdisplays.com UFPConstruction.com SITE-BUILT FACTORY-BUILT COMMERCIAL CONCRETE FORMING

FINANCIALS 17

OUR PERFORMANCE Net Earnings (ACI) ROIC Net Debt to Adjusted EBITDA 2019 2021 2020 Unit sales growth rate $ Sales in Millions Growth rate Strong track record of growth and performance improvement with emphasis on improving gross profit dollars per unit sold and ROIC. 2022 Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Net Sales Adjusted EBITDA Adjusted EBITDA Margin 18 Q3 2023 TTM $4,416 $5,154 $8,636 $9,627 $7,608 $317 $431 $835 $1,097 $857 7.2% 8.4% 9.7% 11.4% 11.3% $180 $247 $536 $693 $543 15.1% 21.0% 32.2% 34.6% 24.3% 0.0 0.0 0.1 0.0 0.0 19% 36% 94% 31% 21% 37% 117% 29% (22)% 6% 6% 28% 2% (8)% (22)%

MANAGING LUMBER MARKET RISK Adjusted EBITDA Margin Lumber Market Volatility* 4.2% 34.5% 39.9% 39.9% 5.2% 7.2% 8.4% 9.7% 11.4% 11.3% 0% 10% 20% 30% 40% 50% 0% 10% 20% 30% 40% 50% 2019 2020 2021 2022 Q3 2023 YTD Lumber Market Volatility Adjusted EBITDA Margin *Standard deviation of lumber prices divided by average weekly price. Balanced business model mitigates lumber price volatility and drives stable profit per unit. Level of lumber prices does not drive profitability Sequential trends impact profit per unit Balanced mix of variable and fixed-price products mitigate risk Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

NET SALES (in millions) $4,416 $5,154 $8,636 $9,627 $7,608 2019 2020 2021 2022 Q3 2023 TTM UFP Consolidated $1,499 $2,167 $3,418 $3,651 $3,072 2019 2020 2021 2022 Q3 2023 TTM UFP Retail Solutions $1,086 $1,072 $2,148 $2,395 $1,947 2019 2020 2021 2022 Q3 2023 TTM UFP Packaging $1,637 $1,696 $2,698 $3,144 $2,255 2019 2020 2021 2022 Q3 2023 TTM UFP Construction Organic Unit Sales Growth Total Unit Sales Growth Net Sales Long-Term Goal: Unit sales growth of 5% to 7%, including small acquisitions 4% (6)% 40% (2)% (4)% (2)% (8)% 5% (1)% (5)% 6% (6)% 17% 6% (16)% 6% (7)% 14% 4% (16)% 10% 25% 31% 0% 10% (4)% 24% (4)% (3)% (4)% 6% 6% 28% 2% (8)% 5% 5% 4% (1)% (9)%

$317 $431 $835 $1,097 $857 2019 2020 2021 2022 Q3 2023 TTM UFP Consolidated $75 $170 $151 $180 $206 2019 2020 2021 2022 Q3 2023 TTM UFP Retail Solutions $101 $100 $300 $376 $278 2019 2020 2021 2022 Q3 2023 TTM UFP Packaging $96 $98 $283 $422 $292 2019 2020 2021 2022 Q3 2023 TTM UFP Construction 5.0% 7.8% 4.4% 4.9% 6.7% 9.3% 9.3% 14.0% 15.7% 14.3% 5.9% 5.8% 10.5% 13.4% 12.9% ADJUSTED EBITDA (in millions) 7.2% 8.4% 9.7% 11.4% 11.3% Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. MARGIN DRIVERS New management structure Value-added mix improvements, including new branded products, solutions selling, and value-based pricing Operational improvements, transportation restructure, automation LONG-TERM GOAL Sustain a minimum 10% adjusted EBITDA margin Adjusted EBITDA Margin Adjusted EBITDA

UFP Consolidated UFP Retail Solutions UFP Packaging UFP Construction ADJUSTED EBITDA GROWTH AND UNIT SALES 6% 6% 28% 2% (8)% 19% 36% 94% 31% (22)% -40% -20% 0% 20% 40% 60% 80% 100% 2019 2020 2021 2022 Q3 2023 TTM 4% (6)% 40% (1)% (4)% 34% (1)% 200% 25% -30% (26)% 10% 50% 90% 130% 170% 210% 2019 2020 2021 2022 Q3 2023 TTM 10% 25% 31% 0% (4)% 18% 127% (11)% 19% 14% -40% 0% 40% 80% 120% 160% 2019 2020 2021 2022 Q3 2023 TTM 6% (6)% 17% 6% (16)% 14% 2% 189% 49% (31)% -40% 0% 40% 80% 120% 160% 200% 2019 2020 2021 2022 Q3 2023 TTM Percent Growth Percent Growth Percent Growth Percent Growth Long-Term Goal: Achieve Adjusted EBITDA growth exceeding unit sales growth Adjusted EBITDA Growth Unit Sales Growth Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

BALANCED USE OF FREE CASH FLOW Acquisitions to contribute half of our total annual unit sales growth CapEx plan of $175–$200M in 2023 Opportunistic share repurchases and to offset issuances Increasing dividends Return-focused approach to capital allocation $349 $336 $512 $832 $712 $25 $31 $40 $59 $50 $29 $96 $62 $85 $89 $151 $174 $131 $39 $65 $476 $180 $52 Acquisitions Capex Share Buyback Dividends OCF 2019 2020 2021 2022 Operating Cash Flow and Capital Allocation (in millions) Q3 2023 YTD

RETURN ON INVESTED CAPITAL Hurdle Rate = 20% Percent 15.1% 21.0% 32.2% 34.6% 24.3% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2019 2020 2021 2022 Q3 2023 TTM WACC = 10% Long-Term Goal: Earn an incremental return on new investment greater than our WACC Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

CASH CYCLE Cash Cycle = Days Receivables Outstanding + Days Supply of Inventory – Days Payables Outstanding 65* 56* 64* 64* 65 0 10 20 30 40 50 60 70 80 2019 2020 2021 2022 Q3 2023 YTD Days * Within the cash cycle, we’ve modified our calculation of days payables outstanding to be based on CGS and AP payable balances in our monthly financial statements. In prior periods, our calculation was based on invoice data. We’ve made this change to simplify the calculation and more easily integrate acquired operations into our financial metrics. The prior year metrics have been restated for the new method which reduced days payables and increased cash cycle by a range of 7 to 9 days from previously reported cash cycle figures. Strong working capital management

Process Identify attractive growth runways in each Business Unit under each Business Segment and identify gaps in our capabilities to pursue those runways. Find new products and services to speed our transformation from commodity sales to value-added selling solutions and brands. Purpose Achieve scale and synergy targets to optimize growth, margins and returns. Goal Scale, low-cost production, automation; increased customer wallet share. Driving Deckorators recycle content; scaling opportunity. Securing supply and margin expansion for growing Packaging business. 20 22 RECENT ACQUISITIONS

CAPITAL STRUCTURE Conservative capital structure ensures ample resources to pursue investment opportunities with the highest return potential. Net Debt to Total Capitalization vs Maximum Target Net Debt to Adjusted EBITDA vs Maximum Target 0.0% 0.0% 2.5% 0.0% 0.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2019 2020 2021 2022 Q3 2023 - - 0.1 - - 0.0 0.5 1.0 1.5 2.0 2.5 2019 2020 2021 2022 Q3 2023 Max target Net Debt to Total Capital Net Debt to TTM Adjusted EBITDA Percent Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement.

STOCK PERFORMANCE Peers include MAS, BLDR, TREX, LPX, SSD, BCC, PATK, AMWD, WRK, SON, GEF, ROCK Returns are adjusted to account for dividend payouts. Source: FactSet as of 10/13/2023 closing prices 35.9% 19.7% 25.3% 22.0% 12.6% 35.7% 10.6% 14.5% 14.1% 9.2% 17.9% 7.2% 9.4% 9.8% 7.4% 12.1% 5.5% 5.8% 8.2% 6.4% 15.0% 6.4% 7.6% 9.0% 6.9% 0% 5% 10% 15% 20% 25% 30% 35% 40% 1 Year 3 Year 5 Year 10 Year 20 Year Annual % Return Annualized Stock Return Long-term returns outperform peers and indices. UFPI Peer Group DJIA S&P500 Russell 2000

QUARTERLY RESULTS 29

NET SALES Q3 2023 (in millions) $2,323 $1,914 $1,822 $2,044 $1,828 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 UFP Consolidated $845 $691 $750 $920 $711 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 UFP Retail Solutions $585 $522 $487 $488 $450 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 UFP Packaging $777 $605 $516 $550 $584 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 UFP Construction 5% (9)% (7)% (8)% (9)% 3% (10)% (8)% (8)% (9)% 6% (9)% (2)% 0% (7)% 3% (11)% (2)% 0% (7)% 1% 0% (2)% (9)% (2)% (7)% 2% (4)% (7)% (9)% 8% (14)% (16)% (18)% (13)% 8% (14)% (16)% (18)% (13)% Organic Unit Sales YOY Growth Total Unit Sales YOY Growth Net Sales Market demand and sales normalizing from peak.

ADJUSTED EBITDA Q3 2023 (in millions) $274 $213 $202 $234 $208 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 UFP Consolidated $36 $34 $49 $69 $54 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 UFP Retail Solutions $90 $89 $67 $69 $54 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 UFP Packaging $116 $84 $62 $69 $77 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 UFP Construction 11.8% 11.1% 11.1% 11.5% 11.4% 4.2% 5.0% 6.6% 7.5% 7.6% 15.4% 17.0% 13.7% 14.1% 11.9% 14.9% 13.9% 12.0% 12.5% 13.2% Adjusted EBITDA Adjusted EBITDA Margin Non-GAAP Financial Information: Please visit ufpinvestor.com for reconciliation to related GAAP measurement. Margin levels reflect focus on value-added solutions..

2801 E. Beltline Ave. NE Grand Rapids, MI 49506 (800) 598-9663 - UFPI.com THANK YOU 32